WALL DATA INCORPORATED
KEY FINANCIAL METRICS - INCOME STATEMENT  (UNAUDITED)


                                                                           FISCAL YEAR 1997
INCOME STATEMENT                                                          THREE MONTHS ENDED
(IN 000'S, EXCEPT EPS)                                 -------------------------------------------------------
                                                        7/31/96      10/31/96            1/31/97       4/30/97       YEAR
                                                       --------      --------            --------     --------      --------
NET REVENUE                                               31,816       33,289              41,979       38,995       146,079
COST OF REVENUE                                            7,760        7,430               8,107        7,349        30,646
                                                        --------     --------            --------     --------      --------
GROSS  MARGIN                                             24,056       25,859              33,872       31,646       115,433
                                                        --------     --------            --------     --------      --------
PRODUCT DEVELOPMENT                                        5,881        6,062               4,923        5,206        22,072
SALES AND MARKETING                                       15,650       17,352              17,530       16,541        67,073
GENERAL AND ADMIN.                                         3,350        3,710               3,494        3,950        14,504
                                                        --------     --------            --------     --------      --------
TOTAL OPERATING EXPENSES                                  24,881       27,124              25,947       25,697       103,649
                                                        --------     --------            --------     --------      --------
OPERATING INCOME (LOSS)                                     (825)      (1,265)              7,925        5,949        11,784
OTHER INC. (EXP.), NET                                       689          596                 574          386         2,245
                                                        --------     --------            --------     --------      --------
INCOME (LOSS) BEFORE TAX                                    (136)        (669)              8,499        6,335        14,029
INCOME TAXES                                                 (50)        (254)              3,529        2,406         5,631
                                                        --------     --------            --------     --------      --------
NET INCOME (LOSS) - excl. non-recurring items                (86)        (415)              4,970        3,929         8,398
                                                        --------     --------             -------     --------       --------
EPS (diluted) - excl. non-recurring items                  (0.01)       (0.05)               0.51         0.40          0.85
NON-RECURRING EXPENSES                                        --           --               3,148           --         3,148
NET INCOME (LOSS) - incl. NR items                           (86)        (415)              3,018        3,929         6,446
EPS (diluted) - incl. non-recurring items                  (0.01)       (0.05)               0.31         0.40          0.66
AVG. SHARES OUTSTANDING (for EPS)                          9,032        9,115               9,770        9,918         9,831
OUTSTANDING COMMON SHARES                                  9,060        9,132               9,137        9,187         9,187
                                                        --------     --------            --------     --------      --------

                                                                          FISCAL YEAR 1998
INCOME STATEMENT                                                         THREE MONTHS ENDED
(IN 000'S, EXCEPT EPS)                               ---------------------------------------------------------
                                                     7/31/97       10/31/97             1/31/98       4/30/98          YEAR
                                                     --------      --------            --------       --------       --------
NET REVENUE                                            33,668        29,943              36,727         33,233        133,571
COST OF REVENUE                                         7,249         6,651               6,306          7,192         27,398
                                                     --------      --------            --------       --------       --------
GROSS MARGIN                                           26,419        23,292              30,421         26,041        106,173
                                                     --------      --------            --------       --------       --------
PRODUCT DEVELOPMENT                                     4,542         4,663               5,298          4,537         19,040
SALES AND MARKETING                                    15,994        16,596              19,157         16,869         68,616
GENERAL AND ADMIN.                                      4,496         3,556               4,187          4,567         16,806
                                                     --------      --------            --------       --------       --------
TOTAL OPERATING EXPENSES                               25,032        24,815              28,642         25,973        104,462
                                                     --------      --------            --------       --------       --------
OPERATING INCOME (LOSS)                                 1,387        (1,523)              1,779             68          1,711
OTHER INC. (EXP.), NET                                    960         1,043                 708            721          3,432
                                                     --------      --------            --------       --------       --------
INCOME (LOSS) BEFORE TAX                                2,347          (480)              2,487            789          5,143
INCOME TAXES                                              874          (184)              2,076            117          2,883
                                                     --------      --------            --------       --------       --------
NET INCOME (LOSS) - excl. non-recurring items           1,473          (296)                411            672          2,260
                                                     --------      --------            --------       --------       --------
EPS (diluted) - excl. non-recurring items                0.16         (0.03)               0.04           0.07           0.24
NON-RECURRING EXPENSES                                 10,747            --                 741             --         11,488
NET INCOME (LOSS) - incl. NR items                     (5,190)         (296)               (256)           672         (5,070)
EPS (diluted) - incl. non-recurring items               (0.56)        (0.03)              (0.03)          0.07          (0.54)
AVG. SHARES OUTSTANDING (for EPS)                       9,313         9,295               9,390          9,993          9,473
OUTSTANDING COMMON SHARES                               9,258         9,308               9,857          9,905          9,905
                                                     --------      --------            --------       --------       --------

WALL DATA INCORPORATED
KEY FINANCIAL METRICS - BALANCE SHEET  (UNAUDITED)


                                                                            FISCAL YEAR 1997
BALANCE SHEET
(IN 000'S)                                             ------------------------------------------------
                                                        7/31/96      10/31/96      1/31/97     4/30/97
                                                       --------      --------      --------    --------
CASH AND SHORT-TERM INVESTMENTS                          61,891        58,199        59,701      82,384
ACCOUNTS RECEIVABLE, NET                                 18,766        23,816        34,127      23,329
OTHER CURRENT ASSETS                                      6,320         6,563         7,068       6,788
TOTAL CURRENT ASSETS                                     86,977        88,578       100,896     112,501
                                                       --------      --------      --------    --------
FIXED ASSETS, NET                                        13,669        13,153        12,396      11,551
DEFERRED INCOME TAXES                                     1,689         1,674           155          --
OTHER ASSETS, NET                                         8,585         8,727         6,025       6,533
                                                       --------      --------      --------    --------
TOTAL ASSETS                                            110,920       112,132       119,472     130,585
                                                       --------      --------      --------    --------
ACCOUNTS PAYABLE                                          6,111         4,676         5,858       5,731
ACCRUED EXPENSES                                          9,958        11,681        10,454      12,703
INCOME TAXES PAYABLE                                      3,768         2,441         3,659       7,106
DEFERRED REVENUE                                          6,519         7,729        10,407      12,087
TOTAL CURRENT LIABILITIES                                26,356        26,527        30,378      37,627
                                                       --------      --------      --------    --------
NON-CURRENT DEFERRED INCOME TAXES LIAB                       --            --            --          --
STOCKHOLDERS' EQUITY                                     84,564        85,605        89,094      92,958
                                                       --------      --------      --------    --------
TOTAL LIABILITIES AND STK. EQUITY                       110,920       112,132       119,472     130,585
                                                       --------      --------      --------    --------


                                                                          FISCAL YEAR 1998
BALANCE SHEET
(IN 000'S)                                            --------------------------------------------------
                                                      7/31/97       10/31/97      1/31/98       4/30/98
                                                      --------      --------      --------      --------
CASH AND SHORT-TERM INVESTMENTS                         74,340        66,799        66,476        57,490
ACCOUNTS RECEIVABLE, NET                                25,538        25,199        29,202        33,534
OTHER CURRENT ASSETS                                     6,707         7,568         8,198         9,500
TOTAL CURRENT ASSETS                                   106,585        99,566       103,876       100,524
                                                      --------      --------      --------      --------
FIXED ASSETS, NET                                       11,045        10,158        10,635        10,665
DEFERRED INCOME TAXES                                       --           155           564           458
OTHER ASSETS, NET                                        6,323         8,873        10,500        28,558
                                                      --------      --------      --------      --------
TOTAL ASSETS                                           123,953       118,752       125,575       140,205
                                                      --------      --------      --------      --------
ACCOUNTS PAYABLE                                         6,308         4,706         5,041         8,382
ACCRUED EXPENSES                                        12,087        11,630        13,022        17,063
INCOME TAXES PAYABLE                                     4,070           786         3,770         3,583
DEFERRED REVENUE                                        12,080        12,015        14,386        15,019
TOTAL CURRENT LIABILITIES                               34,545        29,137        36,219        44,047
                                                      --------      --------      --------      --------
NON-CURRENT DEFERRED INCOME TAXES LIAB                      --            --            --         3,390
STOCKHOLDERS' EQUITY                                    89,408        89,615        89,356        92,768
                                                      --------      --------      --------      --------
TOTAL LIABILITIES AND STK. EQUITY                      123,953       118,752       125,575       140,205
                                                      --------      --------      --------      --------


                                                                         FISCAL YEAR 1997
                                                                        THREE MONTHS ENDED
                                                       -----------------------------------------------
CASH FLOW (IN 000'S)                                    7/31/96    10/31/96      1/31/97       4/30/97       YEAR
                                                       --------    --------      --------     --------      --------
OPERATING ACTIVITIES                                     10,766      (2,179)        2,681       24,971        36,239
INVESTING ACTIVITIES                                     (3,207)     (2,795)       (1,713)      (2,365)      (10,080)
FINANCING ACTIVITIES                                         48       1,282           534           77         1,941
                                                       --------    --------      --------     --------      --------

                                                                          FISCAL YEAR 1998
                                                                         THREE MONTHS ENDED
                                                       -------------------------------------------------
CASH FLOW (IN 000'S)                                   7/31/97      10/31/97      1/31/98       4/30/98        YEAR
                                                       --------     --------      --------      --------     --------
OPERATING ACTIVITIES                                     (7,933)      (3,742)        4,978         1,524       (5,173)
INVESTING ACTIVITIES                                     (1,656)      (4,085)       (5,867)      (12,523)     (24,131)
FINANCING ACTIVITIES                                      1,545          286           566         2,013        4,410
                                                       --------     --------      --------      --------     --------